DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 MER

For Period: February 1, 2004 to February 29, 2004



                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously
       Attached            Waived                               REQUIRED REPORTS/DOCUMENTS
----------------------- -------------- ------------------------------------------------------------------------------
        [ x ]                [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

        [ x ]                [ ]       Supporting Schedules (Form 2-C)

        [ x ]                [ ]       Balance Sheet (Form 2-D)

        [ x ]                [ ]       Profit and Loss (Form 2-E)

        [ x ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ x ]                [ ]       Narrative (Form 2-G)

        [ x ]                [ ]       Bank Statements for All Bank Accounts

        [ x ]                [ ]       Bank Statement Reconciliations for All Bank Accounts
----------------------- -------------- ------------------------------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.


Executed on: March 15, 2004           Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)


                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                       CASE NO. 02-28289 MER
        ---------------------------


                        CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                             As of February 29, 2004

                               CASH RECONCILIATION

1.  Beginning  Cash  Balance  (Ending  Cash  Balance  $340.76  from last month's       $   4,416.55
    report)

2.  Cash Receipts (From Cash Receipts Journal $33,678.61 on next page)                 $   3,319.61

3.  Cash Disbursements (From Cash Disbursements $9,327.97 Journal on next page)        $   4,767.08

4.  Net Cash Flow (Line 2 minus Line 3)                                                $  (1,447.47)

5.  Ending Cash Balance (To Form 2-D)                                                  $   2,969.08
                                                                                     ==============


                          CASH SUMMARY - ENDING BALANCE

                                              Amount       Financial Institution

Petty Cash                                         $0.00
Regular Checking - New DIP                         $0.00
Regular Checking - Old DIP                         $9.99       Wells Fargo
New DIP Checking                               $2,969.08       Wells Fargo
Regular Checking - Payroll                         $0.00       Wells Fargo
Short-Term Investments                             $0.00       Wells Fargo

TOTAL (Must agree with line 5 above)           $2,969.08
                                          ==============



                                                                       Form 2-A
                                                                   Rev 10/01/01

                          In Store Media Systems, Inc.
                             CASE NO. 02-28289 MER

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                   For Period February 1 to February 29, 2004

                              CASH RECEIPTS JOURNAL


Date                                Description (Source)                                  Amount
----                                --------------------                                  ------
Operating Account Activity
       02/18/04             Closed Payroll Account          Intra Company Transfer      $3,319.61

Total Operating Account Activity (Receipts)                                             $3,319.61

Payroll Account Activity

Total Payroll Account Activity (Receipts)                                                   $0.00
                            Total Cash Receipts (to line 2 of
                            Cash Reconciliation)                                        $3,319.61

                           CASH DISBURSEMENTS JOURNAL

Date              Ck Nos.   Payee                                   Description (Purpose)              Amount
----              -------   -----                                   ---------------------              ------
Operating Account Activity
       02/19/14        2054 Vintage Filings LLC                  SEC Filing 8 K                         $267.00
       02/19/14        2055 Mini U Storage                       Storage Facility                        $85.00
       02/19/14        2056 Corporate Stock Transfer             Transfer Agent Fees                     $75.00
       02/19/14        2057 William P. Stelt                     Contract Labor                       $1,000.00
       02/19/14  Bk Debit   Wells Fargo Bank                     Service Charge on PR Acct                $9.62
       02/20/14  Bk Debit   Wells Fargo Bank                     Service Charge on OP Acct               $10.85

Total Operating Account Activity (Disbursements)                                                      $1,447.47

Other Account Activity
       08/01/03 Bk Trfr     Close Account                        Transfer to Operating Acct           $3,319.61

Total Payroll Account Activity                                                                        $3,319.61

                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)                                            $4,767.08
                                                                                                   ============

                            Less: Intra Company Disbursements                                         $3,319.61

                            Net Disbursements (to Schedule 2 F)                                       $1,447.47
                                                                                                   ============

                                                                       Form 2-B
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                   For Period February 1 to February 29, 2003

                      POST-PETITION TAXES PAYABLE SCHEDULE

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). Payments are made by ACH transfer the day before the payroll is due. Debtor pays payroll on the 15th and End of Month therefore at the end of each month, the debtor has paid all payroll taxes due to the Payroll Service.

                                       Beg Balance*     Additions    Pmts/Deposits   Date Paid     Check No.    End Balance
                                       ------------     ---------    -------------   ---------     ---------    -----------
Income Tax Withheld
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                                  $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                                  $0.00

Unemployment Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

Sales,Use & Excise Taxes                      $0.00                                                                  $0.00

Property Taxes                                $0.00                                                                  $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00
     Other:                                   $0.00                                                                  $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00          $0.00          $0.00                                    $0.00


* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

                                    Carrier/Agent   Amt of Coverag      ePolicy Exp Date      Prem Paid Date
---------------------              --------         -----------------------------------       --------------
None Required

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                              SUPPORTING SCHEDULES

                   For Period February 1 to February 29, 2003

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING


Due                                                                                        Post Petition
                                                        Accounts Rec                     Accounts Payable
Under 30 Days                                                     $0.00                           $4,174.40
30 to 60 Days                                                     $0.00                               $0.00
61 to 90 Days                                                     $0.00                               $0.00
91 to 120 Days                                                    $0.00                          $41,615.90
Over 120 Days

Total Post Petition                                               $0.00                xxxxxxxxxxxxxxxxx

Pre Petition Amts                                                 $0.00                xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                         $0.00                xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                            $0.00                xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                             $0.00                xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                             $45,790.30

(To Form 2-D)


            SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

                                                          Date of                Estimated
                                         Amt Paid      Court Approval           Balance Due*
                                         --------      --------------           ------------
Debtor's Counsel                          $25,000.00 Pre-Petition Retainer   $27,258.16 (Included in A/P)
Counsel for Unsecured Creditors' Com           $0.00
Trustee's Counsel                              $0.00
Accountant                                     $0.00
Other: Debtor's Corporate Counsel         $25,000.00 Pre-Petition Retainer   $18,457.14 (Included in A/P)
Brownstein, Hyatt and Farber                                                $100,000.00 (Accrued not in A/P)


*Balance due to include fees and expenses incurred but not yet paid.

            SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

        Payee Name      Position        Nature of Payment       Amount






**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                       Form 2-C
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 EEB


                      BALANCE SHEET - As of February 29, 2004

                                     ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                         $2,969.08
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $117,585.00
                                                                        -----------

                                         Total Current Assets                            $120,554.08
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $86,947.12
                                                                                          $ 86,947.12
                                         TOTAL ASSETS                                     $207,501.20
                                                                                    ==================

              LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)                    $634,500.20
      Less: Pre-Petition                              $588,709.90        $45,790.30
                                                      -----------
   Accrued Fees & Expenses                                              $116,565.99
   Accrued Interest Payable                                              $26,418.64
   Accrued - AFG II                                                      $50,000.00
   Loans & Notes Payable to Directors                                    $23,100.00
      Total Post Petition Liabilities                                                     $261,874.93

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                         $403,950.22
   Unsecured Debt                                                     $1,751,038.57
      Total Pre-Petition Liabilities                                                    $2,154,988.79
                                         TOTAL LIABILITIES                              $2,416,863.72
                                                                                    ==================

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                         ($1,986,496.80)
     Post Petition Net Income (11/12/02-02/29/04)                      ($769,433.99)
          TOTAL OWNERS' EQUITY                                       ($2,209,362.52)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $207,501.20
                                                                                    ==================

                                                                       Form 2-D
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO.  02-28289 MER


                            PROFIT AND LOSS STATEMENT

                   For Period February 1 to February 29, 2004

Gross Operating Revenue                                                       $0.00
Less: Discounts, Returns and Allowances                                       $0.00

     Net Operating Revenues                                                                     $0.00

Cost of Goods Sold                                                                              $0.00

     Gross Profit                                                                               $0.00

Operating Expenses:
     Salaries and Wages                                                       $0.00
     Rents and Leases                                                        $85.00
     Payroll Taxes                                                            $0.00
     Advertising & Promotion                                                  $0.00
     Auto Expense                                                             $0.00
     Bank Charges                                                             20.47
     Contract Labor                                                       $1,000.00
     Computer Repairs & Maintenance                                           $0.00
     Employee Incentives/Med Benefits                                         $0.00
     Equipment Rentals                                                        $0.00
     Insurance Expense                                                        $0.00
     Lender Expenses                                                          $0.00
     Licenses & Fees                                                          $0.00
     Miscellaneous and Other                                                  $0.00
     Office Funishings & Supplies/Printing                                    $0.00
     Payroll Service                                                          $0.00
     Press Releases                                                           $0.00
     Regulatory Compliance Exp (SEC, etc.)                                  $275.00
     Sales and Property Taxes                                                 $0.00
     Telephone/Fax/Internet                                                   $0.00
     Transfer Agent Fees                                                     $75.00
     Trash Removal & Utilities                                                $0.00
     Travel and Entertainment                                                 $0.00

     Total Operating Expenses                                                               $1,455.47
          Operating Income (Loss)                                                          ($1,455.47)

Legal and Professional Fees                                                               $100,083.33
Depreciation, Depletion and Amortization                                                      $700.00
Interest Expense

          Net Operating Income (Loss)                                                    ($104,034.51)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                           $0.00
     Gains (Losses) on Sale of Assets                                         $0.00
     Interest Income                                                          $0.00
     Other Non-Operating Income                                               $0.00

          Net Non-Operating Income or (Expenses)                                                $0.00

          Net Income (Loss) Before Income Taxes                                          ($104,034.51)

Federal and State Income Tax Expense (Benefit)                                                  $0.00

          NET INCOME (LOSS)                                                              ($104,034.51)
                                                                                    ==================

                                                                       Form 2-E
                                                                   Rev 10/01/01

DEBTOR: In Store Media Systems, Inc.                      CASE NO. 02-28289 MER


                            Quarterly Fee Summary (1)

                          Month Ended February 29, 2004


Month                   Cash Disbursements (2)          Quarterly Fee Due        Check No.     Date
-----                   ----------------------          -----------------        ---------     ----
January                        $1,692.35
February                       $1,447.47
March                              $0.00
Total 1st Qtr                  $3,139.82                     $0.00

April                              $0.00
May                                $0.00
June                               $0.00
Total 2nd Qtr                      $0.00                     $0.00

July                               $0.00
August                             $0.00
September                          $0.00
Total 3rd Qtr                      $0.00                     $0.00

October                            $0.00
November                           $0.00
December                           $0.00
Total 4th Qtr                      $0.00                     $0.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                       Form 2-F
                                                                   Rev 10/01/01

DEBTOR:  In Store Media Systems, Inc.                     CASE NO:  02-28289 MER


                                    NARRATIVE

                   For Period February 1 to February 29, 2004

1. The Debtor continued to pursue its litigation against Let's Go Shopping ("LGS") et al and is continuing to evaluate the potential of filing other additional claims against LGS and other entities and individuals ("LGS Litigation").

2. The Debtor has filed a motion under applicable Bankruptcy rules to suspend proceedings pending resolution of the LGS Litigation ("Section 305 Motion").

3. Depending on, among other things, the ruling by the Bankruptcy Court with respect to the Section 305 Motion and the outcome of the LGS Litigation, the Debtor anticipates being in a position to file a plan of reorganization with the Court after resolution of these matters is known.



                                                                       Form 2-G
                                                                   Rev 10/01/01

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: February 2004


                      New Operating DIP Acct # 823-6331735

Acct # 1      Balance per Bank                 $4,396.08

              Add:
                 Deposits in Transit               $0.00

              Less:
                 Checks Outstanding
                  Vintage Filings    2054       ($267.00)
                  Mini 4 Storage     2055       ($ 85.00)
                  Corp Stk Trf       2056       ($ 75.00)
                  William Steft      2057      $1,000.00)

              Balance per Books                $2,969.08

In Store Media Systems, Inc.
Bank Reconciliation Worksheet
Month of: February 2004

                      New Operating DIP Acct # 823-6364702

Acct # 2      Balance per Bank                 $0.00

              Add:
                 Deposits in Transit           $0.00

              Less:
                 Checks Outstanding            $0.00


              Balance per Books                $0.00